                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

July 15, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2002. The net asset value at that date was $34.23. In addition, a regular quarterly dividend of $0.43 per share was declared for shareholders of record on June 20, 2002 and was paid on June 21, 2002.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares had a total return, based on income and change in net asset value, of 4.6%. This compares to the NAREIT Equity REIT Index's* total return of 5.0%. For the six months, the Fund's total return was 13.4%, compared to NAREIT's 13.7%.

    In what has been characterized by the press as a 'grim' quarter for the financial markets (the S&P 500 Index declined 13.4%), REITs extended their winning streak, now to nearly two-and-a-half years, outperforming most asset classes during this period by an extraordinary margin. Despite the continued mild deterioration in real estate fundamentals, REIT share valuations expanded moderately in the quarter. In our opinion, this is the result of the market's anticipation of a recovery that will begin to take place, property type-by-property type, as an economic expansion begins to unfold. Based on performance in both the second quarter and the first half of the year, it appears that the market expects the Regional Mall (+25.0% in the first half of 2002), Hotel (+22.7%), and Industrial (+20.8%) sectors to be the first to recover.

    The Apartment (+5.2%) and Office (+8.2%) sectors, although still producing positive returns, were exceptions to the powerful performance of REITs this year. Perhaps the most consistently strong sector of the economy has been single-family home construction. Low interest rates and the strong propensity of Americans to own their homes have created softness in many apartment markets. Exacerbating this has been developers' and owners' access to low-cost financing, which has helped create excess supply: multifamily construction has risen by about 10% from last year's levels, despite soft demand. Consequently, vacancy rates have risen and price competition is causing downward pressure on rental rates. While we are looking for these trends to abate, we have not yet seen any convincing sign that they are. As a result, and considering that apartment valuations are not compelling, we have remained underweighted in this sector, limiting our holdings to those companies operating in markets where the cost of home ownership is the highest, and the barriers to entry are the most formidable.

    With respect to the Office sector, we have maintained our overweighted position, despite the absence of signs that a meaningful recovery in occupancies and rents is in sight. In fact, continuing layoffs and expectations of relatively slow job growth have caused some analysts to expect no recovery in many office markets until late 2003 or even 2004. In contrast to the apartment market, however, current and prospective supply of new office space has declined dramatically: construction has declined 21% from last year's levels. Also, in contrast to the Apartment sector, most office owners are selling at above-average discounts to their net asset values and below-average

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

multiples of cash flow. This, in our opinion, suggests that the market is already discounting continued weakness in many office markets. Further, the lead time required to bring office space out of the ground is much longer than for any other property type. As a result, we believe that improving occupancies and rents may be evident sooner than many currently envision. We expect that, well before any upturn, and as conditions begin to stabilize, the shares of office owners will respond very positively.

    In addition to the positive market performance of REITs so far this year, the other big story has been their much-improved access to equity and debt capital. The successful initial public offering of Heritage Property Investment Trust was the first REIT IPO since 1999. In addition, the $3.9 billion of common equity capital raised in the first half of the year places the industry in line to raise the most equity capital in several years, albeit well below the $14.6 billion raised in 1998 and the record $26.3 billion raised in 1997. Nonetheless, the combination of equity issuance and price appreciation has expanded the equity market capitalization of REITs to a record of nearly $200 billion at mid-year. And finally, REITs have continued to take advantage of the favorable interest rate environment, raising $5.4 billion in unsecured debt in the first half of the year, up approximately 10% year over year. While much of this debt and equity capital has been used to finance property acquisitions, a great deal of it has been used to refinance existing or maturing high-cost debt. In either case, this capital was put to good use, enhancing most companies' current and long-term earnings potential.

INVESTMENT OUTLOOK

    Many have noted that in the first half of 2002 a record $2.8 billion flowed into real estate mutual funds, whose total assets of $15.4 billion at mid-year is also a record. Flows into mutual funds are considered by many to be a barometer of investor psychology and an influence over the movement of share prices. Many analysts and commentators have argued that the rise of REIT prices has had less to do with sound, or improving, fundamentals, than with the sheer power of money chasing this small group of stocks. On the contrary, we believe that the rise of REIT prices reflects an underlying trend that is much more powerful than the flow of capital into mutual funds.

    We believe that the strength of REITs is based on the market's increased confidence in their stability of cash flows, the veracity of their financial disclosure, and the sustainability and growth potential of dividends. These features, sadly, are in stark contrast to the issues that are of greatest concern to investors today with respect to much of corporate America. Nowhere is this better reflected than in the debt market for REITs. As shown in the chart below, for the first time ever, REIT unsecured debt is now trading at a yield that is lower than comparably rated industrial companies. This has nothing to do with the flow of capital into mutual funds. Rather, this is the result of the rash of downgrades in corporate America and the bankruptcy or near-bankruptcy of companies that very recently had investment-grade credit ratings. In contrast, the market appears to have greater confidence in asset-based lending. This is not confined to the public market. Because the default rate on commercial mortgages continues to hover at a record-low level (less than 1%), financial institutions have continued to extend credit to real estate owners throughout the economic downturn.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


                               Yield Spread
                BBB-rated REITs Less BBB-rated Industrials

                                 [GRAPH]

Jul-97   Jan-98   Jul-98   Jan-99   Jul-99   Jan-00   Jul-00   Jan-01   Jul-01   Jan-02   Jun-02
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  15       23       34      143       82       66       83       76       24       33      -18

Source: Merrill Lynch

    To be sure, there are several things that must happen for REITs to continue to perform well. Foremost is that the economy must indeed continue on the path toward recovery, without which real estate conditions and the outlook for earnings will worsen. It is our sense that the market has already begun to factor a stronger economy with healthy job growth into REIT valuations. In addition, discipline must be maintained with respect to development so that any new demand for space is not immediately satisfied with new supply. Related to this, of course, is that the low interest rate environment and strength of real estate credit must not encourage speculative development unwarranted by fundamentals.

    Despite the strong performance of REIT shares, we continue to view their valuations as well within fair and rational bounds. On average, REITs trade at around 10x cash flow, compared to a peak of 14x and a long-term average of 12x. Also on average, REITs are currently trading close to the net asset values of their underlying properties, a level that is consistent with the historical average. The direction of net asset value is an important factor for share prices, and the prospect of improving asset values as the real estate recovery proceeds gives us further confidence in current valuations. Importantly, based on the high current dividend yield of REITs, their exceptional dividend growth potential, and the prospect of total returns from other assets, which is barely more

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

than REIT current yields alone, we believe that REITs should continue to deliver acceptable long-term total returns.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS


             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman


--------------------------------------------------------------------
         Cohen & Steers is online at www.cohenandsteers.com
    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general.

    ON-LINE ACCESS is now available for shareholders of the Cohen & Steers Funds whose accounts are held directly with the transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our new interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or NASDAQ composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at www.cohenandsteers.com
--------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       4

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                                     NUMBER         VALUE
                                                                    OF SHARES      (NOTE 1)
                                                                    ---------      --------
EQUITIES                                                 98.77%
    APARTMENT/RESIDENTIAL                                15.49%
        Apartment Investment & Management Co. -- Class A........       389,200   $ 19,148,640
        Archstone-Smith Trust...................................       726,400     19,394,880
        AvalonBay Communities...................................       692,300     32,330,410
        Equity Residential......................................       563,700     16,206,375
        Essex Property Trust....................................       146,100      7,991,670
        Post Properties.........................................       170,500      5,142,280
        United Dominion Realty Trust............................       209,500      3,299,625
                                                                                 ------------
                                                                                  103,513,880
                                                                                 ------------
    HEALTH CARE                                           4.78%
        Health Care Property Investors..........................       231,100      9,914,190
        Nationwide Health Properties............................       459,700      8,619,375
        Ventas..................................................     1,051,300     13,404,075
                                                                                 ------------
                                                                                   31,937,640
                                                                                 ------------
    HOTEL                                                 4.10%
        FelCor Lodging Trust....................................       344,300      6,317,905
        *Host Marriott Corp.....................................     1,048,200     11,844,660
        Starwood Hotels & Resorts Worldwide.....................       280,000      9,209,200
                                                                                 ------------
                                                                                   27,371,765
                                                                                 ------------
    INDUSTRIAL                                            8.80%
        AMB Property Corp. .....................................       646,100     20,029,100
        ProLogis................................................     1,492,200     38,797,200
                                                                                 ------------
                                                                                   58,826,300
                                                                                 ------------
    OFFICE                                               40.50%
        Arden Realty............................................     1,034,000     29,417,300
        Boston Properties.......................................     1,108,600     44,288,570
      **Brookfield Properties Corp. . ..........................     1,034,600     21,322,829
        CarrAmerica Realty Corp. ...............................       901,100     27,798,935
        Crescent Real Estate Equities Co. ......................       774,600     14,485,020
        Equity Office Properties Trust..........................     1,684,128     50,692,253
        Mack-Cali Realty Corp. .................................       384,000     13,497,600
        Prentiss Properties Trust...............................       249,500      7,921,625
        SL Green Realty Corp. ..................................       518,900     18,498,785
        Vornado Realty Trust....................................       924,100     42,693,420
                                                                                 ------------
                                                                                  270,616,337
                                                                                 ------------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                                     NUMBER         VALUE
                                                                    OF SHARES      (NOTE 1)
                                                                    ---------      --------
    OFFICE/INDUSTRIAL                                     6.57%
        Kilroy Realty Corp. ....................................       474,400   $ 12,690,200
        Liberty Property Trust..................................       348,400     12,194,000
        Reckson Associates Realty Corp. ........................       764,200     19,028,580
                                                                                 ------------
                                                                                   43,912,780
                                                                                 ------------
    SHOPPING CENTER                                      18.53%
      COMMUNITY CENTER                                    1.16%
        Developers Diversified Realty Corp. ....................       249,400      5,611,500
        Federal Realty Investment Trust.........................        78,600      2,178,006
                                                                                 ------------
                                                                                    7,789,506
                                                                                 ------------
      OUTLET CENTER                                       1.05%
        Chelsea Property Group..................................       209,200      6,997,740
                                                                                 ------------
      REGIONAL MALL                                      16.32%
        CBL & Associates Properties.............................       348,500     14,114,250
        General Growth Properties...............................       507,500     25,882,500
        Macerich Co. ...........................................        14,700        455,700
        Mills Corp. ............................................       352,500     10,927,500
        Rouse Co. ..............................................       761,200     25,119,600
        Simon Property Group....................................       712,500     26,248,500
        Taubman Centers.........................................       412,400      6,289,100
                                                                                 ------------
                                                                                  109,037,150
                                                                                 ------------
        TOTAL SHOPPING CENTER...................................                  123,824,396
                                                                                 ------------
             TOTAL EQUITIES (Identified cost -- $517,573,640)...                  660,003,098
                                                                                 ------------
                                                                    PRINCIPAL
                                                                     AMOUNT
                                                                   -----------
COMMERCIAL PAPER                                           1.14%
        American Express Credit Corp., 1.89%, due 7/01/02
           (Identified cost -- $7,590,000) .....................    $7,590,000      7,590,000
                                                                                 ------------
TOTAL INVESTMENTS (Identified cost -- $525,163,640) ...   99.91%                  667,593,098
OTHER ASSETS IN EXCESS OF LIABILITIES ...................  0.09%                      613,173
                                                         ------                  ------------
NET ASSETS (Equivalent to $34.23 per share based on 19,523,438
  shares of capital stock outstanding) ................  100.00%                 $668,206,271
                                                         ------                  ------------
                                                         ------                  ------------

-------------------
 * Non-income producing security.
** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 2002 was $32,382,877 based on an exchange rate of 1 Canadian dollar to 0.65846 U.S. dollar.

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $525,163,640) (Note 1).......................  $667,593,098
    Cash....................................................           808
    Dividends receivable (net of $15,519 foreign withholding
       tax payable).........................................     4,437,704
    Receivable for fund shares sold.........................       151,117
    Receivable for investment securities sold...............       117,824
                                                              ------------
         Total Assets.......................................   672,300,551
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     3,519,546
    Payable to manager......................................       404,163
    Payable for fund shares redeemed........................       170,571
                                                              ------------
         Total Liabilities..................................     4,094,280
                                                              ------------
NET ASSETS applicable to 19,523,438 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $668,206,271
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
  ($668,206,271 [div] 19,523,438 shares outstanding)........  $      34.23
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $505,331,978
    Distributions in excess of net investment income........      (270,067)
    Accumulated net realized gain on investments sold.......    20,714,902
    Net unrealized appreciation on investments..............   142,429,458
                                                              ------------
                                                              $668,206,271
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $31,038 of foreign withholding
       tax).................................................  $18,617,611
    Interest income.........................................      106,276
                                                              -----------
         Total Income.......................................   18,723,887
                                                              -----------
Expenses:
    Management Fees (Note 2)................................    2,342,946
    Registration and filing fees............................        6,743
    Line of credit fees and expenses (Note 6)...............       11,926
    Directors' fees and expenses (Note 2)...................       18,250
                                                              -----------
         Total Expenses.....................................    2,379,865
                                                              -----------
    Reduction of Expenses (Note 2)..........................      (36,919)
                                                              -----------
         Net Expenses.......................................    2,342,946
                                                              -----------
Net Investment Income.......................................   16,380,941
                                                              -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................   16,428,968
    Net change in unrealized appreciation on investments....   46,720,108
                                                              -----------
         Net realized and unrealized gain on investments....   63,149,076
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $79,530,017
                                                              -----------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE
                                                     SIX MONTHS ENDED        FOR THE
                                                      JUNE 30, 2002         YEAR ENDED
                                                       (UNAUDITED)      DECEMBER 31, 2001
                                                     ----------------   ------------------
Change in Net Assets:
    From Operations:
         Net investment income....................     $ 16,380,941        $ 33,548,064
         Net realized gain on investments.........       16,428,968             513,347
         Net change in unrealized appreciation on
            investments...........................       46,720,108            (233,877)
                                                       ------------        ------------
              Net increase in net assets resulting
                from operations...................       79,530,017          33,827,534
                                                       ------------        ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income....................      (16,651,008)        (25,828,510)
         Net realized gain on investments.........               --          (5,052,479)
         Tax return of capital....................               --          (2,148,953)
                                                       ------------        ------------
              Total dividends and distributions to
                shareholders......................      (16,651,008)        (33,029,942)
                                                       ------------        ------------
    Capital Stock Transactions (Note 5):
         Increase/(Decrease) in net assets from
            Fund share transactions...............       11,105,661         (22,166,149)
                                                       ------------        ------------
              Total increase/(decrease) in net
                assets............................       73,984,670         (21,368,557)

    Net Assets:
         Beginning of period......................      594,221,601         615,590,158
                                                       ------------        ------------
         End of period............................     $668,206,271        $594,221,601
                                                       ------------        ------------
                                                       ------------        ------------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                    FOR THE SIX                           FOR THE PERIOD
                                                   MONTHS ENDED         FOR THE        FEBRUARY 14, 2000'D'
                                                   JUNE 30, 2002      YEAR ENDED             THROUGH
PER SHARE OPERATING PERFORMANCE:                    (UNAUDITED)    DECEMBER 31, 2001    DECEMBER 31, 2000
--------------------------------                    -----------    -----------------    -----------------
Net asset value, beginning of period.............     $30.97            $30.89                $25.00
                                                      ------            ------                ------
Income from investment operations:
    Net investment income........................       0.85              1.73                  1.41
    Net realized and unrealized gain on
      investments................................       3.27              0.05                  5.87
                                                      ------            ------                ------
        Total from investment operations.........       4.12              1.78                  7.28
                                                      ------            ------                ------
Less dividends and distributions to shareholders
  from:
    Net investment income........................      (0.86)            (1.33)                (1.21)
    Net realized gain on investments.............         --             (0.26)                (0.12)
    Tax return of capital........................         --             (0.11)                (0.06)
                                                      ------            ------                ------
        Total dividends and distributions to
          shareholders...........................      (0.86)            (1.70)                (1.39)
                                                      ------            ------                ------
        Net Increase in net asset value..........       3.26              0.08                  5.89
                                                      ------            ------                ------
Net asset value, end of period...................     $34.23            $30.97                $30.89
                                                      ------            ------                ------
                                                      ------            ------                ------
--------------------------------------------------------------------------------------------------------
Total investment return..........................      13.39%(1)          6.02%                29.64%(1)
                                                      ------            ------                ------
                                                      ------            ------                ------
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions)..........     $668.2            $594.2                $615.6
                                                      ------            ------                ------
                                                      ------            ------                ------
Ratio of expenses to average daily net assets
  (before expense reduction).....................       0.76%(2)          0.77%                 0.79%(2)
                                                      ------            ------                ------
                                                      ------            ------                ------
Ratio of expenses to average daily net assets
  (net of expense reduction).....................       0.75%(2)          0.75%                 0.75%(2)
                                                      ------            ------                ------
                                                      ------            ------                ------
Ratio of net investment income to average daily
  net assets (before expense reduction)..........       5.23%(2)          5.52%                 5.97%(2)
                                                      ------            ------                ------
                                                      ------            ------                ------
Ratio of net investment income to average daily
  net assets (net of expense reduction)..........       5.24%(2)          5.55%                 6.01%(2)
                                                      ------            ------                ------
                                                      ------            ------                ------
Portfolio turnover rate..........................      16.90%(1)         40.71%                20.16%(1)
                                                      ------            ------                ------
                                                      ------            ------                ------

-------------------
'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Institutional Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. Investment operations commenced on February 14, 2000. The Fund had no operations prior to February 14, 2000, other than the sale of 4,000 shares of common stock for $100,000 to Cohen & Steers Capital Management, Inc. at $25.00 per share.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Pursuant to a management agreement (the 'Management Agreement'), Cohen & Steers Capital Management, Inc. (the 'Manager') serves as the Fund's investment manager. Under the terms of the Management Agreement, the Manager provides the Fund with a continuous investment program, makes the day-to-day investment decisions, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. The Manager also is responsible, under the Management Agreement, for the performance of certain administration services for the Fund. For the services provided to the Fund, the Manager receives a monthly fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the six months ended June 30, 2002, the Fund incurred $2,342,946 in management fees.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    The Manager has contractually agreed to reimburse the Fund so that its total annual operating expenses do not exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the Fund. For the six months ended June 30, 2002, the Manager paid $36,919 in expenses on behalf of the Fund.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the directors and officers so affiliated received compensation from the Fund for their services as directors and/or officers of the Fund. For the six months ended June 30, 2002, the Manager paid $18,250 for directors' fees and related expenses on behalf of the Fund.

    Other: At June 30, 2002, there was one institutional investor owning 32% of the Funds' outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended June 30, 2002 totaled $114,375,548 and $104,140,133, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2002, the cost of investments and net unrealized appreciation/(depreciation), for federal income tax purposes were as follows:

Aggregate cost....................................  $517,573,640
                                                    ------------
Gross unrealized appreciation.....................  $143,129,624
Gross unrealized depreciation.....................  $   (700,166)
                                                    ------------
Net unrealized appreciation.......................  $142,429,458
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to treatment of return of capital and capital gain distributions received by the Fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts.

NOTE 5. CAPITAL STOCK

    The Fund is authorized to issue 100 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Transactions in Fund shares were as follows:

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

                                         FOR THE                     FOR THE
                                    SIX MONTHS ENDED               YEAR ENDED
                                      JUNE 30, 2002             DECEMBER 31, 2001
                                -------------------------   -------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
                                ----------   ------------   ----------   ------------
Sold..........................   1,315,434   $ 43,020,450    1,592,254   $ 49,179,783
Sold in-kind*.................          --             --      106,218      3,287,445
Issued as reinvestment of
  dividends...................     275,736      9,224,451      604,679     18,265,997
Redeemed......................  (1,252,090)   (41,139,240)  (3,045,298)   (92,899,374)
                                ----------   ------------   ----------   ------------
Net increase..................     339,080   $ 11,105,661     (742,147)  $(22,166,149)
                                ----------   ------------   ----------   ------------
                                ----------   ------------   ----------   ------------

-------------------
 * Certain Fund shareholders who met the minimum investment requirements of the Fund were permitted to redeem shares of the Cohen & Steers Realty Shares, Inc. in-kind and make subsequent in-kind purchases in the Fund.

NOTE 6. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., and Cohen & Steers Equity Income Fund, Inc. has entered into a $200,000,000 Credit Agreement (the 'Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the Credit Agreement.

    During the six months ended June 30, 2002, the Fund did not have any loans outstanding. For the six months ended June 30, 2002, the Manager paid commitment fees and other expenses associated with the line of credit of $11,926 on behalf of the Fund.

                          AVERAGE ANNUAL TOTAL RETURNS
                         (PERIODS ENDED JUNE 30, 2002)

                        One Year   Since Inception (2/14/00)
                        --------   -------------------------
                        12.27%             20.52%

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
                EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX



            FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND,
                 OR TO OBTAIN A PROSPECTUS, PLEASE CONTACT US AT:
          1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND, INCLUDING ALL CHARGES
    AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       15

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and Chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and President                 (212) 832-3232

Gregory C. Clark                       FUND SUB-ADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
Bonnie Cohen                           Boston, MA 02110
Director
                                       TRANSFER AGENT
George Grossman                        Boston Financial Data Services, Inc.
Director                               Two Heritage Drive
                                       North Quincy, MA 02171
Richard J. Norman                      (800) 437-9912
Director
                                       LEGAL COUNSEL
Willard H. Smith Jr.                   Simpson Thacher & Bartlett
Director                               425 Lexington Avenue
                                       New York, NY 10017
Adam Derechin
Vice President and Assistant Treasurer DISTRIBUTOR
                                       Cohen & Steers Securities, LLC
Lawrence B. Stoller                    757 Third Avenue
Assistant Secretary                    New York, NY 10017

                                       NASDAQ Symbol: CSRIX

                                       Website: www.cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Institutional Realty Shares, Inc.
                                       unless accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the Fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

--------------------------------------------------------------------------------
                                       16

Cohen & Steers
Institutional Realty Shares
757 Third Avenue
New York, NY 10017



      Cohen & Steers
---------------------------
Institutional Realty Shares


Semi-Annual Report
June 30, 2002


                            STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................................'D'
The division sign shall be expressed as...................................[div]